Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Third Quarter 2023 Earnings July 26, 2023

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID-19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict between Russia and Ukraine resulting from Russia’s invasion of Ukraine or escalating tensions in surrounding countries; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2022 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Earnings Highlights Q3 Sales in line with Expectations & Adjusted EPS Exceeding Guidance • Sales of $4.0B, with Y/Y organic growth in the Transportation and Industrial Segments • Transportation up 7% organically Y/Y, with growth in all businesses • Industrial up 2% organically Y/Y, with growth in AD&M, Medical, and Energy • Communications down 37% organically Y/Y, due to expected market weakness • Orders of ~$4.0B, flat sequentially, indicating stability • Adjusted Operating Margins of 17.3%, Adjusted EPS of $1.77 • Expanded margins 130bps sequentially driven by the Transportation & Industrial segments • Strong Free Cash Flow generation of ~$1.5B YTD, up ~40% Y/Y; ~$1.2B returned to shareholders • Connecting Our World report issued, with commitments to the Science Based Targets Initiative Q4 Guidance • Expect Q4 Sales of ~$4.0B and Adjusted EPS ~$1.75 • Sales & EPS expected to be similar to Q3 levels, with Y/Y Sales growth in the Transportation & Industrial Segments Q4 sales comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2022 which contributed sales of $306 million 3 Organic Net Sales Growth (Decline), Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations

Reported FY22 FY23 FY23 Q3 Growth Q3 Q2 Q3 Y/Y Q/Q Transportation 2,303 2,412 2,374 3% (2)% Industrial 1,312 1,193 1,183 (10)% (1)% Communications 582 388 407 (30)% 5% Total TE 4,197 3,993 3,964 (6)% (1)% Book to Bill 1.02 0.96 0.99 Segment Orders Summary ($ in millions) 4 • Transportation book to bill of 0.98, reflecting ongoing stable demand • Industrial book to bill of 1.04, reflecting ongoing strength in AD&M, Energy and Medical end markets • Communications book to bill of 0.96, with continued consumption of inventory across our customers’ supply chain, offset by new orders for AI applications Order Patterns Reflecting Overall Stability in All Segments

Transportation Solutions $2,300 $2,433 Q3 2022 Q3 2023 • Automotive organic growth across all regions. Strong performance continues to be driven by our leading position in electric vehicles along with electronification trends • Commercial Transportation organic growth in Asia and Europe, partially offset by declines in North America • Sensors organic growth driven by automotive applications Y/Y Growth Rates Reported Organic Automotive $1,747 7% 9% Commercial Transportation 403 1% 2% Sensors 283 4% 4% Transportation Solutions $2,433 6% 7% Q3 Sales Q3 Business Performance Q3 Adjusted Operating Margin $ in Millions Reported Up 6% Organic Up 7% Margins reflecting strong operational performance along with benefit of price increases 5 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations 17.3% 18.6% Q3 2022 Q3 2023 Adjusted EBITDA Margin 23.2% 23.5%

Industrial Solutions $1,126 $1,141 Q3 2022 Q3 2023 Y/Y Growth Rates Reported Organic Industrial Equipment $423 (10)% (10)% Aerospace, Defense and Marine 293 8% 13% Energy 230 11% 8% Medical 195 10% 11% Industrial Solutions $1,141 1% 2% Margins reflect expected volume decline in Industrial Equipment business 16.5% 15.8% Q3 2022 Q3 2023 Adjusted EBITDA Margin 20.7% 20.7% • Industrial Equipment decline driven by inventory digestion in the distribution channel • AD&M organic growth reflects ongoing market improvement in Commercial Aerospace • Energy organic growth across all regions, with continued momentum in renewable applications • Medical organic growth with increases in interventional procedures $ in Millions Q3 Sales Q3 Business Performance Q3 Adjusted Operating Margin Reported Up 1% Organic Up 2% 6 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations

$671 $424 Q3 2022 Q3 2023 Reported Down 37% Organic Down 37% Y/Y Growth Rates Reported Organic Data & Devices $252 (41)% (41)% Appliances 172 (30)% (29)% Communications Solutions $424 (37)% (37)% • Data & Devices decline driven by ongoing consumption of inventory across our customers’ supply chain • Appliances impacted by market weakness in all 26.5% regions 14.2% Q3 2022 Q3 2023 Margin impacted by lower volume Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations Communications Solutions Q3 Sales Q3 Adjusted Operating Margin Q3 Business Performance $ in Millions Adjusted EBITDA Margin 29.7% 19.8% 7

Q3 Financial Summary ($ in Millions, except per share amounts) Q3 FY22 Q3 FY23 Net Sales $ 4,097 $ 3,998 Operating Income $ 719 $ 630 Operating Margin 17.5% 15.8% Acquisition-Related Charges 12 9 Restructuring & Other Charges, Net* 30 53 Adjusted Operating Income $ 761 $ 692 Adjusted Operating Margin 18.6% 17.3% Earnings Per Share** $ 1.83 $ 1.67 Acquisition-Related Charges 0.03 0.02 Restructuring & Other Charges, Net 0.07 0.08 Tax Items (0.06) - Adjusted EPS $ 1.86 $ 1.77 ** Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations 8 * Net restructuring charges represent $42M of the $53M in Q3 FY23

Q3 Financial Performance $4,097 $4,160 $3,998 Q3 2022 Q2 2023 Q3 2023 $1.86 $1.65 $1.77 Q3 2022 Q2 2023 Q3 2023 Adjusted EBITDA Margin 23.6% 20.9% 22.3% 18.6% 16.0% 17.3% Q3 2022 Q2 2023 Q3 2023 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations Sales Adjusted Operating Margin Adjusted EPS Free Cash Flow Sequential Growth in Margins & EPS Driven by Strong Operational Performance 9 $1,038 $1,459 YTD 2022 YTD 2023 $ in Millions $ in Millions +40% Y/Y ~$1.2B returned to shareholders YTD

EVERY CONNECTION COUNTS Additional Information

Y/Y Q3 2023 Adjusted EPS is a non-GAAP financial measure; see Appendix for description and reconciliation Sales (in millions) Adjusted EPS Q3 2022 Results $4,097 $1.86 Operational Performance (57) (0.06) FX Impact (42) (0.05) Tax Rate Impact - 0.02 Q3 2023 Results $3,998 $1.77 11

Y/Y Q4 2023 Adjusted EPS, Net Sales Excluding the Impact of the Additional Week, and Adjusted EPS Excluding the Impact of the Additional Week are non-GAAP financial measures; see Appendix for descriptions and reconciliations Sales (in millions) Adjusted EPS Q4 2022 Results (13 weeks)* $4,053 $1.75 Operational Performance (121) 0.01 FX Impact 68 (0.02) Tax Rate Impact - 0.01 Q4 2023 Guidance $4,000 $1.75 12 * Note: Q4 FY22 13 week does not include the impact of the additional week which contributed sales of $306M and Adjusted EPS of $0.13

($ in Millions) Q3 2022 Q3 2023 Beginning Cash Balance $749 $905 Free Cash Flow 423 614 Dividends (180) (186) Share repurchases (378) (208) Net increase in debt 237 3 Acquisition of business, net of cash acquired (14) - Other (17) 3 Ending Cash Balance $820 $1,131 Total Debt $4,202 $4,206 A/R $3,132 $2,998 Days Sales Outstanding* 69 68 Inventory $3,028 $2,801 Days on Hand* 96 90 Accounts Payable $1,917 $1,616 Days Outstanding* 62 55 Free Cash Flow and Working Capital Liquidity, Cash & Debt ($ in Millions) Q3 2022 Q3 2023 Cash from Operating Activities $579 $779 Capital expenditures, net Cash paid pursuant to collateral requirements related to cross-currency swap contracts (170) 14 (165) - Free Cash Flow $423 $614 Free Cash Flow is a non-GAAP financial measure; see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Q3 Balance Sheet & Cash Flow Summary 13

EVERY CONNECTION COUNTS Appendix

15 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. • Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

16 • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. • Net Sales Excluding the Impact of the Additional Week, Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended				For the Nine Months Ended			
	June 30, 2023		June 24, 2022		June 30, 2023		June 24, 2022	
	($ in millions)							
	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 2,433		$ 2,300		$ 7,175		$ 6,772	
Industrial Solutions	1,141		1,126		3,392		3,246	
Communications Solutions	424		671		1,432		1,904	
Total	$ 3,998		$ 4,097		$ 11,999		$ 11,922	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 425	17.5 %	$ 383	16.7 %	$ 1,040	14.5 %	$ 1,187	17.5 %
Industrial Solutions	150	13.1	165	14.7	440	13.0	430	13.2
Communications Solutions	55	13.0	171	25.5	189	13.2	479	25.2
Total	$ 630	15.8 %	$ 719	17.5 %	$ 1,669	13.9 %	$ 2,096	17.6 %
	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]
Transportation Solutions	$ 452	18.6 %	$ 397	17.3 %	$ 1,221	17.0 %	$ 1,211	17.9 %
Industrial Solutions	180	15.8	186	16.5	529	15.6	501	15.4
Communications Solutions	60	14.2	178	26.5	228	15.9	497	26.1
Total	$ 692	17.3 %	$ 761	18.6 %	$ 1,978	16.5 %	$ 2,209	18.5 %

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

17

Reconciliation of Net Sales Growth

Change in Net Sales for the Quarter Ended June 30, 2023 versus Net Sales for the Quarter Ended June 24, 2022

	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 118	7.2 %	$ 143	8.8 %	$ (25)	$ —
Commercial transportation	3	0.8	9	2.1	(6)	—
Sensors	12	4.4	11	4.1	1	—
Total	133	5.8	163	7.1	(30)	—
Industrial Solutions [3]:						
Industrial equipment	(48)	(10.2)	(46)	(9.8)	(2)	—
Aerospace, defense, and marine	22	8.1	35	13.2	1	(14)
Energy	23	11.1	16	8.0	(3)	10
Medical	18	10.2	19	10.8	(1)	—
Total	15	1.3	24	2.2	(5)	(4)
Communications Solutions [3]:						
Data and devices	(173)	(40.7)	(174)	(41.2)	(4)	5
Appliances	(74)	(30.1)	(71)	(28.9)	(3)	—
Total	(247)	(36.8)	(245)	(36.7)	(7)	5
Total	$ (99)	(2.4) %	$ (58)	(1.4) %	$ (42)	$ 1

Change in Net Sales for the Nine Months Ended June 30, 2023 versus Net Sales for the Nine Months Ended June 24, 2022

	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 389	8.1 %	$ 651	13.5 %	$ (262)	$ —
Commercial transportation	(3)	(0.3)	42	3.6	(45)	—
Sensors	17	2.1	41	5.1	(24)	—
Total	403	6.0	734	10.8	(331)	—
Industrial Solutions [3]:						
Industrial equipment	(73)	(5.2)	(17)	(1.2)	(56)	—
Aerospace, defense, and marine	81	10.5	118	15.2	(17)	(20)
Energy	73	12.6	82	14.2	(24)	15
Medical	65	12.9	68	13.6	(3)	—
Total	146	4.5	251	7.7	(100)	(5)
Communications Solutions [3]:						
Data and devices	(304)	(25.9)	(294)	(25.1)	(28)	18
Appliances	(168)	(23.0)	(145)	(19.8)	(23)	—
Total	(472)	(24.8)	(439)	(23.1)	(51)	18
Total	$ 77	0.6 %	$ 546	4.6 %	$ (482)	$ 13

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

18

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2023 19 Operating income: Transportation Solutions $ 425 $ — $ 27 $ 452 Industrial Solutions 150 8 22 180 Communications Solutions 55 1 4 60 Total $ 630 $ 9 $ 53 $ 692 Operating margin 15.8% 17.3 % Other expense, net $ (4) $ — $ — $ (4) Income tax expense $ (96) $ (2) $ (27) $ (125) Effective tax rate 15.4% 18.2 % Income from continuing operations $ 528 $ 7 $ 26 $ 561 Diluted earnings per share from continuing operations $ 1.67 $ 0.02 $ 0.08 $ 1.77 Related and O ther Adjusted Acquisition- Restructuring Adjustments (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2022 20 Operating income: Transportation Solutions $ 383 $ 5 $ 9 $ — $ 397 Industrial Solutions 165 6 15 — 186 Communications Solutions 171 1 6 — 178 Total $ 719 $ 12 $ 30 $ — $ 761 Operating margin 17.5% 18.6 % Other income, net $ 4 $ — $ — $ — $ 4 Income tax expense $ (116) $ (3) $ (6) $ (21) $ (146) Effective tax rate 16.4% 19.5 % Income from continuing operations $ 592 $ 9 $ 24 $ (21) $ 604 Diluted earnings per share from continuing operations $ 1.83 $ 0.03 $ 0.07 $ (0.06) $ 1.86 U.S. GAAP Acquisition-Charges (1) Adjustments Adjusted (Non-GAAP) (4) Related Tax Items (3) Restructuring Charges, Net (1)(2) and O ther (2) Includes $26 million recorded in net restructuring and other charges and $4 million recorded in cost of sales. (4) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) (3) Includes a $21 million income tax benefit related to the tax impacts of an intercompany transaction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 30, 2023 21 Operating income: Transportation Solutions $ 1,040 $ 2 $ 179 $ 1,221 Industrial Solutions 440 21 68 529 Communications Solutions 189 3 36 228 Total $ 1,669 $ 26 $ 283 $ 1,978 Operating margin 13.9% 16.5 % Other expense, net $ (13) $ — $ — $ (13) Income tax expense $ (283) $ (5) $ (82) $ (370) Effective tax rate 17.3% 19.0 % Income from continuing operations $ 1,351 $ 21 $ 201 $ 1,573 Diluted earnings per share from continuing operations $ 4.25 $ 0.07 $ 0.63 $ 4.95 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 24, 2022 22 Operating income: Transportation Solutions $ 1,187 $ 12 $ 12 $ — $ 1,211 Industrial Solutions 430 24 47 — 501 Communications Solutions 479 2 16 — 497 Total $ 2,096 $ 38 $ 75 $ — $ 2,209 Operating margin 17.6% 18.5 % Other income, net $ 24 $ — $ — $ (11) $ 13 Income tax expense $ (362) $ (8) $ (18) $ (18) $ (406) Effective tax rate 17.4% 18.6 % Income from continuing operations $ 1,719 $ 30 $ 57 $ (29) $ 1,777 Diluted earnings per share from continuing operations $ 5.26 $ 0.09 $ 0.17 $ (0.09) $ 5.43 Acquisition- Restructuring Adjustments Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1)(2) Tax Items (3) (Non-GAAP) (4) (4) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $59 million recorded in net restructuring and other charges and $16 million recorded in cost of sales. (3) Includes a $57 million income tax benefit related to the tax impacts of an intercompany transaction, $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower tax rate enacted in the canton of Schaffhausen, and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the indemnification terms of the purchase agreement.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2022 23 Operating income: Transportation Solutions $ 347 $ 4 $ 56 $ — $ 407 Industrial Solutions 177 8 19 — 204 Communications Solutions 136 3 7 — 146 Total $ 660 $ 15 $ 82 $ — $ 757 Operating margin 15.1% 17.4 % Other income, net $ 4 $ — $ — $ — $ 4 Income tax (expense) benefit $ 56 $ (3) $ (16) $ (182) $ (145) Effective tax rate (8.6) % 19.4 % Income from continuing operations $ 708 $ 12 $ 66 $ (182) $ 604 Diluted earnings per share from continuing operations $ 2.21 $ 0.04 $ 0.21 $ (0.57) $ 1.88 Adjustments (3) See description of non-GAAP financial measures. Acquisition- Restructuring ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes a $67 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2022 24 Operating income: Transportation Solutions $ 1,534 $ 16 $ 68 $ — $ 1,618 Industrial Solutions 607 32 66 — 705 Communications Solutions 615 5 23 — 643 Total $ 2,756 $ 53 $ 157 $ — $ 2,966 Operating margin 16.9% 18.2 % Other income, net $ 28 $ — $ — $ (11) $ 17 Income tax expense $ (306) $ (11) $ (34) $ (200) $ (551) Effective tax rate 11.2% 18.8 % Income from continuing operations $ 2,427 $ 42 $ 123 $ (211) $ 2,381 Diluted earnings per share from continuing operations $ 7.47 $ 0.13 $ 0.38 $ (0.65) $ 7.33 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes a $124 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Also includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the terms of the purchase agreement. (2) Includes $141 million recorded in net restructuring and other charges and $16 million recorded in cost of sales. (4) See description of non-GAAP financial measures. U.S. GAAP Charges (1) Charges, Net (1)(2) Tax Items (3) (Non-GAAP) (4) Related and O ther Adjusted Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2023 25 Operating income: Transportation Solutions $ 333 $ — $ 78 $ 411 Industrial Solutions 134 7 33 174 Communications Solutions 70 1 8 79 Total $ 537 $ 8 $ 119 $ 664 Operating margin 12.9% 16.0 % Other expense, net $ (4) $ — $ — $ (4) Income tax expense $ (100) $ (1) $ (26) $ (127) Effective tax rate 19.0% 19.5 % Income from continuing operations $ 425 $ 7 $ 93 $ 525 Diluted earnings per share from continuing operations $ 1.34 $ 0.02 $ 0.29 $ 1.65 Acquisition- Restructuring Adjustments U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Related and O ther Adjusted ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures.

Reconciliation of Free Cash Flow 26 Net cash provided by operating activities $ 779 $ 579 $ 1,994 $ 1,524 Net cash used in investing activities (169) (185) (573) (568) Net cash used in financing activities (380) (318) (1,386) (1,330) Effect of currency translation on cash (4) (5) 8 (9) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 226 $ 71 $ 43 $ (383) Net cash provided by operating activities $ 779 $ 579 $ 1,994 $ 1,524 Excluding: Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts — 14 — (28) Capital expenditures, net (165) (170) (535) (458) Free cash flow (1) $ 614 $ 423 $ 1,459 $ 1,038 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2023 2022 2023 2022 (in millions) For the Q uarters Ended June 30, June 24, June 30, June 24, For the Nine Months Ended

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended		
	June 30, 2023	March 31, 2023	June 24, 2022
	($ in millions)		
Net income	$ 528	$ 433	$ 594
Income from discontinued operations	—	(8)	(2)
Income tax expense	96	100	116
Other (income) expense, net	4	4	(4)
Interest expense	20	20	18
Interest income	(18)	(12)	(3)
Operating income	$ 630	$ 537	$ 719
Acquisition-related charges	9	8	12
Restructuring and other charges, net	53	119	30
Adjusted operating income (1)	692	664	761
Depreciation and amortization	200	207	205
Adjusted EBITDA (1)	$ 892	$ 871	$ 966
Net sales	$ 3,998	$ 4,160	$ 4,097
Net income as a percentage of net sales	13.2 %	10.4 %	14.5 %
Adjusted EBITDA margin (1)	22.3 %	20.9 %	23.6 %

	For the Quarters Ended							
	June 30, 2023				June 24, 2022			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 425	$ 150	$ 55	$ 630	$ 383	$ 165	$ 171	$ 719
Acquisition-related charges	—	8	1	9	5	6	1	12
Restructuring and other charges, net	27	22	4	53	9	15	6	30
Adjusted operating income (1)	452	180	60	692	397	186	178	761
Depreciation and amortization	120	56	24	200	137	47	21	205
Adjusted EBITDA (1)	$ 572	$ 236	$ 84	$ 892	$ 534	$ 233	$ 199	$ 966
Net sales	$ 2,433	$ 1,141	$ 424	$ 3,998	$ 2,300	$ 1,126	$ 671	$ 4,097
Operating margin	17.5 %	13.1 %	13.0 %	15.8 %	16.7 %	14.7 %	25.5 %	17.5 %
Adjusted operating margin (1)	18.6 %	15.8 %	14.2 %	17.3 %	17.3 %	16.5 %	26.5 %	18.6 %
Adjusted EBITDA margin (1)	23.5 %	20.7 %	19.8 %	22.3 %	23.2 %	20.7 %	29.7 %	23.6 %

(1) See description of non-GAAP financial measures.

27

Impact of Additional Week on Net Sales - QTD 28 Net Sales $ 4,359 $ (306) $ 4,053 For the Q uarter Ended September 30, 2022 U.S. GAAP Adjustment 14 Weeks Impact of 13 Weeks (2) See description of non-GAAP financial measures. (1) Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales for the fourth quarter of the fiscal year. (in millions) 14th Week (Non-GAAP) (1)(2)

Impact of Additional Week on EPS - QTD 29 Adjustment Acquisition- Restructuring 14 Weeks 13 Weeks Related and O ther Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) 14th Week (Non-GAAP) (3)(4) Diluted earnings per share from continuing operations $ 2.21 $ 0.04 $ 0.21 $ (0.57) $ 1.88 $ (0.13) $ 1.75 (2) Includes a $67 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. (3) See description of non-GAAP financial measures. (4) Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average adjusted earnings per share for the fourth quarter of the fiscal year. Adjustments (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 30 Diluted earnings per share from continuing operations $ 1.63 Restructuring and other charges, net 0.10 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 1.75 Net sales growth (decline) (8.2) % Impact of additional week in fiscal 2022 (3) 6.9 Net sales growth (decline) excluding the impact of the additional week in fiscal 2022 (2) (1.3) Translation (1.7) (Acquisitions) divestitures, net 0.2 Organic net sales growth (decline) excluding the impact of the additional week in fiscal 2022 (2) (2.8) % Effective tax rate 18.7% 17.7 % Effective tax rate adjustments (4) 0.3 1.4 Adjusted effective tax rate (2) 19.0% 19.1% 2023 (1) September 29, O utlook for Fiscal 2023 (1) (4) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of July 26, 2023. (2) See description of non-GAAP financial measures. (3) The impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales for the fourth quarter of the fiscal year. Q uarter Ending O utlook for